Exhibit 99.2

Exhibit 99.2

SunCoke Energy Partners, L.P.

Q2 2016 Earnings

Conference Call

July 28, 2016

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the Second Quarter 2016 earnings release of SunCoke Energy Partners, L.P. (SXCP) and conference call held on July 28, 2016 at 10:00 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXCP Q2 2016 Earnings Call

Management Perspective

SXCP™







- ✓ **Achieved solid safety, environmental and operating performance across cokemaking fleet**
- ✓ **Handled below-target logistics volumes due to coal market challenges; fundamentals improving as of late**
- ✓ **Reduced leverage by repurchasing >$17M of face value bonds in Q2; repurchased >$117M over last 3 quarters**
- ✓ **Declared Q2 '16 quarterly distribution of $0.5940/unit**
- ✓ **Reaffirmed FY 2016 Adjusted EBITDA attributable to SXCP(1) guidance of $207M – $217M**

(1) For a definition and reconciliation of Adjusted EBITDA attributable to SXCP, please see appendix.

SXCP Q2 2016 Earnings Call 2

Navigating Current Market Conditions

Encouraged by recent improvement in steel and coal market conditions, and will remain flexible and responsive to industry landscape Reached resolution on several previously uncertain items in 1H 2016 Continued improvement in steel industry outlook

Improving customer balance sheets

Favorable AD and CVD rulings against unfairly traded steel imports

Strong recovery in HRC prices & utilization rates

Stabilizing coal industry fundamentals

API2 prices have rebounded sharply; exports near economic breakeven

Higher natural gas prices, warmer summer weather, restocking

Continue to closely follow CMT customer developments

Progress on FELP bondholder negotiations

Monitoring Murray’s progress with its creditors and labor union

Will remain flexible & responsive to industry backdrop

SXCP Q2 2016 Earnings Call

Q2 2016 Overview

(1,2)

Net Income & Adjusted EBITDA

($ in millions)

Net Income Adjusted EBITDA

$44.7 $41.7

$18.1 $2.6 $1.1 $0.8

$12.6 $0.5

$17.0 $42.1 $40.9

$12.1

Q2 ‘15 Q2 ‘16 Q2 ‘15 Q2 ‘16

Attrib. to SXCP Attrib. to NCI Attrib. to Previous Owner

(1)

Distributable Cash Flow & Coverage Ratio

($ in millions, except coverage ratio)

Distribution Cash Distributable Cash Flow Coverage Ratio

$39.1 1.33x

$23.8 0.82x

Q2 ‘15 Q2 ‘16 Q2 ‘15 Q2 ‘16

(1) For a definition and reconciliation of Adjusted EBITDA, Distributable Cash Flow and Distribution Cash Coverage Ratio, please see appendix.

(2) As announced on July 5, 2016, SXCP’s Adjusted EBITDA definition will no longer include

Coal Logistics deferred revenue until it is recognized as GAAP revenue.

Total net income attributable to SXCP lower by $4.9M due largely to

Higher depreciation driven by CMT

$3.5M gain on debt extinguishment

Other items described below

Adj. EBITDA of $41.7M, down $3.0M

Stable results across cokemaking fleet

Lower logistics volumes at KRT, partially offset by CMT contribution

Distributable cash flow of $39.1M

Includes ~$7M of Q2 sponsor support and $9.1M of deferred revenue

1.33x distribution cash coverage ratio

SXCP Q2 2016 Earnings Call

Adj. EBITDA(1) – Q2 ‘15 to Q2 ‘16

Second quarter results impacted primarily by Essar Algoma write-off and lower Coal Logistics volumes, partly offset by CMT contribution

($ in millions)

$44.7

($1.1) $0.3 $41.7

($2.2)

$4.2M – CMT

($1.4M) – Write-off of ($3.9M) – KRT and Higher allocation from SXC Essar Algoma receivable Lake Terminal and other corporate spend

(2)

Q2 2015 Domestic Coke Coal Logistics Corporate & Other Q2 2016

(1) (1)

Adj. EBITDA Adj. EBITDA

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

(2) As announced on July 5, 2016, SXCP’s Adjusted EBITDA definition will no longer include Coal Logistics deferred revenue until it is recognized as GAAP revenue. Deferred revenue totaled $9.1M during Q2 2016.

SXCP Q2 2016 Earnings Call

Coke Business Summary

Solid quarter performance in line with expectations despite items impacting comparability

Cokemaking Performance

(Production, Kt on 100% basis)

$80/ton $76/ton $71/ton $67/ton $65/ton

605 620

595 576 583

151 158

157 155 157 166 172 155 154 161

288 290 284 267 265

Q2 ‘15 Q3 ‘15 Q4 ‘15 Q1 ‘16 Q2 ‘16

Sales

633K 615K 613K 581K 579K Tons

(1)

Adjusted EBITDA/ton Middletown Granite City Haverhill

(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix. (2) Represents Adjusted EBITDA from Middletown, Granite City and Haverhill on a 100% basis.

(1,2)

Domestic Coke Adj. EBITDA down $1.1M vs. Q2 2015

As expected, production lower due to customer volume accommodations

– Granite City volumes back-loaded

– Haverhill FY 2016 production reduced by ~75Kt, resulting in higher fixed fee per ton

Essar Algoma A/R write-off related to 2015 spot coke sales

SXCP Q2 2016 Earnings Call

Coal Logistics Business Summary

Continue to see below-target throughput across Coal Logistics fleet

Coal Logistics Performance

(Tons Handled, Kt) $21.1

$9.3 $5.9 $5.0 5,555 $5.3 5,149

4,035 3,938

4,160 4,332

4,366 3,090 2,962

1,395

817 945 976

(1)

Q2 ‘15 Q3 ‘15 Q4 ‘15 Q1 ‘16 Q2 ‘16

CMT Adj. (2)

EBITDA ($M)—$4.3M $16.3M $3.8M $4.2M

(2)

Total Coal Logistics Adj. EBITDA ($M) CMT (coal & liquids) Coal Logistics (ex. CMT)

(1) The Convent Marine Terminal acquisition closed August 12, 2015.

(2) Adjusted EBITDA will no longer include Coal Logistics deferred revenue until it is recognized as GAAP revenue, typically at the end of the annual contract period or December 31.

Domestic Coal Logistics down $3.9M due to lower than expected throughput

Lower met. and thermal shipments driven by coal industry challenges

Convent contributed $4.2M to

Adj. EBITDA in Q2 ‘16

Excludes $9.1M deferred revenue

(2)

related to ToP volume shortfall

SXCP Q2 2016 Earnings Call

Liquidity Position

Maintain solid liquidity position of >$120M at SXCP

($ in millions)

($6.1) Q2 Revolver availability: $67M

($14.1)

$39.6

($4.4M) – Environmental & expansion

($1.7M) – Ongoing ($28.6)

$17.0

($13.8M) – SXCP Sr.

(1)

$12.6 Note repurchase

$10.2M – Lower A/R

$9.2M – Collection of CMT Q1 deferred revenue $54.1

$8.7M – Timing of interest payments

(2)

($15.6M) – SXC

$6.9M – Corporate cost deferral

$33.7 • ($12.4M) – Public unitholders

($0.6M) – Non-controlling interests

$20.5M – D&A

($3.5M) – Gain on debt extinguishment

Add-backs to Working (3) Net Debt

Q1 2016 Net Income Capex Distributions Q2 2016 Net Income Capital / Other Repayments

(1) Average bond repurchase price of $0.8067 per $1.00 face value, resulting in >$17M of face value debt repurchased during Q2 2016. Since Q4 2015, SXCP has repurchased

>$117M of face value debt at an average purchase price of $0.6954 per $1.00 face value.

(2) Includes $15.0M for LP distributions and $0.6M for distributions to SXC for its 2% General Partner interest. (3) Capex excludes ~$8M spent during Q2 for pre-funded shiploader project.

SXCP Q2 2016 Earnings Call

Capital Priorities

SXCP capital allocation outlook prioritizes de-levering while maintaining distributions to unitholders

SXCP Distribution Growth

+44%

(1)

$0.4125 MQD

$ $ $ $

$ 0 0 0 0

$ 0 . . . . $ $ . 0 . $ . 0 $ . 0 . 0 $ .. 0 5825 5940 5940 5940 5940 . 0 5715 $

$ 0 5275 5408 . 0 . 5150 5000 4750 4325 $ 4225

0

3071 .

May Aug Nov Feb May Aug Nov Feb May Aug Nov Mar May Sep

(2)

‘13 ‘13 ‘13 ‘14 ‘14 ‘14 ‘14 ‘15 ‘15 ‘15 ‘15 ‘16 ‘16 ‘16

(1) MQD – Minimum quarterly distribution.

(2) Actual distribution pro-rated to reflect timing of SXCP IPO.

Declared quarterly cash distribution of $0.5940 per unit

Expect to continue de-levering for balance of 2016

Year-to-date, have allocated ~$46.5M cash to repurchase ~$70M bonds

SXC will forego providing sponsor support in Q3 ‘16

Reflects improved market conditions and SXCP’s de-levering progress through Q2 ‘16

Plan to evaluate capital allocation & distribution priorities quarterly

SXCP Q2 2016 Earnings Call

2016 Outlook

SXCP™

Reaffirm Adj. EBITDA attributable to SXCP guidance of $207M – $217M; DCF and Coverage updated to reflect discontinued sponsor support

	2016 Original Outlook		2016 Revised Outlook	
	As Reported		As Reported	
($ in millions, except per unit data)	Low	High[1]	Low	High[1]
Adjusted EBITDA attributable to SXCP	**$207**	**$217**	**$207**	**$217**
Plus:				
Corporate cost holiday/deferral[2]	$28	$28	$14	$14
Less:				
Ongoing capex *(SXCP share)*	$15	$15	$12	$12
Replacement capex accrual	8	8	8	8
Cash tax accrual[3]	1	1	1	1
Cash interest accrual	53	49	53	49
Estimated distributable cash flow	**$158**	**$172**	**$147**	**$161**
Estimated distributions[4]	**$112**	**$112**	**$115**	**$115**
Total distribution cash coverage ratio[5]	**1.41x**	**1.54x**	**1.28x**	**1.40x**

Reaffirm Adjusted EBITDA guidance of $207M – $217M

DCF and Cash Coverage guidance updated to reflect discontinued sponsor support

- Removed corporate cost and IDR holiday/deferral for Q3 & Q4

(1) Cash interest accrual assumes excess cash used to repurchase SXCP Sr. Notes periodically throughout 2016 at ~$0.70 per $1.00 face value.
(2) Original outlook assumes SXC corporate cost reimbursement holiday/deferral for FY 2016. Revised outlook assumes SXC corporate cost reimbursement holiday/deferral for Q1 and Q2. Actual capital allocation and distribution decisions to be made quarterly.
(3) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
(4) Original outlook assumes full year benefit of SXC IDR giveback and distributions held constant at $0.5940 per quarter. Revised outlook assumes SXC IDR giveback/deferral for Q1 and Q2 and distributions held constant at $0.5940 per quarter. Actual capital allocation and distributions decisions to be made quarterly.
(5) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

SXCP Q2 2016 Earnings Call 10

2016 Priorities

Manage Through Challenging Market Conditions

Remain flexible & responsive to industry backdrop while leveraging unique value proposition

Optimize Cokemaking and Coal Logistics Asset Base

Continue to seek opportunities to drive incremental coke & coal logistics volumes

Deliver Operations Excellence

Drive strong operational & safety performance across our fleet

Achieve Financial Objectives & Strengthen Balance Sheet

Deliver $207M – $217M Adj. EBITDA guidance & execute de-levering strategy

SXCP Q2 2016 Earnings Call

QUESTIONS

SXCP Q2 2016 Earnings Call

Investor Relations 630-824-1987 www.suncoke.com

APPENDIX

SXCP Q2 2016 Earnings Call

Definitions

Adjusted EBITDA represents earnings before interest, (gain) loss on extinguishment of debt, taxes, depreciation and amortization, adjusted for Coal Logistics changes to our contingent consideration liability related to our acquisition of the CMT. Adjusted EBITDA does not represent and should not be considered an alternative to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Partnership’s net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.

EBITDA represents earnings before interest, taxes, depreciation and amortization.

Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

SXCP Q2 2016 Earnings Call

Definitions

Distributable Cash Flow equals Adjusted EBITDA plus sponsor support and Coal Logistics deferred revenue; less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP’s financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

SXCP’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP’s assets to generate sufficient cash flow to make distributions to SXCP’s unitholders;

SXCP’s ability to incur and service debt and fund capital expenditures; and

the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.

Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

SXCP Q2 2016 Earnings Call

Adjusted EBITDA and Distributable Cash Flow Reconciliations

SXCP™

($ in millions)	As Reported Q1 '15	As Reported Q2 '15	As Reported Q3 '15	As Reported Q4 '15	As Reported FY '15	Proforma Q1 '15[1,2]	Proforma Q2 '15[1,3]	Proforma Q3 '15[1,4]	Proforma Q4 '15[1]	Proforma FY '15	As Reported Q1 '16	As Reported Q2 '16
Net cash provided by operating activities	$ 29.7	$ 42.8	$ 15.7	$ 61.2	$ 149.4	$ 29.7	$ 42.8	$ 24.1	$ 61.2	$ 157.8	$ 40.4	$ 67.7
Depreciation and amortization expense	(14.6)	(15.4)	(17.0)	(20.4)	(67.4)	(14.6)	(15.4)	(18.5)	(20.4)	(68.9)	(18.7)	(20.5)
Changes in working capital and other	10.7	(9.3)	22.1	(14.0)	9.5	1.3	(9.3)	22.0	(14.0)	-	(1.6)	(38.1)
Gain/(loss) on debt extinguishment	(9.4)	-	-	10.1	0.7	-	-	-	10.1	10.1	20.4	3.5
Net income	$ 16.4	$ 18.1	$ 20.8	$ 36.9	$ 92.2	$ 16.4	$ 18.1	$ 27.6	$ 36.9	$ 99.0	$ 40.5	$ 12.6
Add:												
Depreciation and amortization expense	14.6	15.4	17.0	20.4	67.4	14.6	15.4	18.5	20.4	68.9	18.7	20.5
Interest expense, net	11.2	10.8	12.4	13.8	48.2	20.6	10.8	13.7	13.8	58.9	12.5	11.7
Gain/(loss) on debt extinguishment	9.4	-	-	(10.1)	(0.7)	-	-	-	(10.1)	(10.1)	(20.4)	(3.5)
Income tax expense/(benefit)	(3.3)	0.4	0.5	(0.1)	(2.5)	(3.3)	0.4	0.5	(0.1)	(2.5)	0.6	0.4
Deferred revenue acquired with CMT[5]	-	-	-	(3.3)	(3.3)	-	-	-	(3.3)	(3.3)	-	-
Reduction of contingent consideration[6]	-	-	-	-	-	-	-	-	-	-	(3.7)	-
Adjusted EBITDA	$ 48.3	$ 44.7	$ 50.7	$ 57.6	$ 201.3	$ 48.3	$ 44.7	$ 60.3	$ 57.6	$ 210.9	$ 48.2	$ 41.7
Adjusted EBITDA attributable to NCI	(3.0)	(2.6)	(1.9)	(0.8)	(8.3)	(3.4)	(2.6)	(0.9)	(0.8)	(7.7)	(0.9)	(0.8)
Adjusted EBITDA attributable to Previous Owner	(1.5)	-	-	-	(1.5)	-	-	-	-	-	-	-
Adjusted EBITDA attributable to SXCP	$ 43.8	$ 42.1	$ 48.8	$ 56.8	$ 191.5	$ 44.9	$ 42.1	$ 59.4	$ 56.8	$ 203.2	$ 47.3	$ 40.9
Plus:												
Corporate cost holiday/deferral[7]	-	-	-	-	-	-	-	-	-	-	7.0	6.9
Coal logistics deferred revenue[8]	-	-	1.1	(0.7)	0.4	-	-	1.1	(0.7)	0.4	9.2	9.1
Less:												
Ongoing capex (SXCP share)	(2.7)	(5.8)	(2.9)	(9.0)	(20.4)	(2.7)	(5.8)	(3.7)	(9.0)	(21.2)	(3.0)	(3.1)
Replacement capex accrual	(1.7)	(1.8)	(1.8)	(1.9)	(7.2)	(1.8)	(1.8)	(1.8)	(1.9)	(7.3)	(1.9)	(1.9)
Cash interest accrual	(10.0)	(10.6)	(13.0)	(13.6)	(47.2)	(10.5)	(10.6)	(14.3)	(13.6)	(49.0)	(12.4)	(12.5)
Cash tax accrual	(0.1)	(0.1)	(0.4)	0.6	-	(0.1)	(0.1)	(0.4)	0.6	-	(0.3)	(0.3)
Distributable cash flow	$ 29.3	$ 23.8	$ 31.8	$ 32.2	$ 117.1	$ 29.8	$ 23.8	$ 40.3	$ 32.2	$ 126.1	$ 45.9	$ 39.1
Quarterly Cash Distribution	23.8	29.0	29.4	28.0	110.2	23.8	24.2	29.6	28.0	105.6	28.0	29.5
Distribution Cash Coverge Ratio[9]	1.23x	0.82x	1.08x	1.15x	1.06x	1.25x	0.98x	1.36x	1.15x	1.19x	1.64x	1.33x

Note: Historical periods have been recast to include Granite City operations (previous owner), which are subsequently adjusted out when calculating distributable cash flow.

(1) Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals, Corporate cost allocations, distribution levels and units outstanding.

(2) Proforma assumes dropdown of 75% in Granite City occurred January 1, 2015.

(3) Proforma assumes distributions were not paid to units issued in conjunction with the Convent Marine Terminal acquisition and dropdown of 23% in Granite City closed August 12, 2015.

(4) Proforma assumes the Convent Marine Terminal transaction and dropdown of 23% in Granite City were completed on July 1, 2015. Assumes pro-rata, annualized EBITDA contribution from Convent Marine Terminal.

(5) Represents deferred revenue assumed as part of the acquisition of the Convent Marine Terminal transaction.

(6) During the first quarter of 2016, the Partnership amended the threshold to the contingent consideration arrangement with the Cline Group, which reduced the fair value of the contingent consideration from $7.9 million at December 31, 2015 to $4.2 million at March 31, 2016. Consequently, a $3.7 million gain was recognized as a reduction to costs of products sold and operating expenses on the Consolidated Statements of Operations during the three months ended March 31, 2016.

(7) Represents SXC corporate cost reimbursement holiday/deferral.

(8) Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Distributable Cash Flow as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract.

(9) Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

SXCP Q2 2016 Earnings Call

17

Expected 2016E EBITDA Reconciliation

SXCP™

($ in millions)	2016E Low	2016E High
Net Cash Provided by Operating Activities	$149	$163
Depreciation and amortization expense	74	74
(Gain) / Loss on debt extinguishment	(20)	(27)
Changes in working capital and other	(7)	(7)
Net Income	$102	$123
Depreciation and amortization expense	74	74
Interest expense, net	57	53
(Gain) / Loss on debt extinguishment	(20)	(27)
Income tax expense	1	1
Reduction of CMT Contingent Consideration	(4)	(4)
Adjusted EBITDA	$210	$220
EBITDA attributable to noncontrolling interest(1)	(3)	(3)
Adjusted EBITDA attributable to SXCP	$207	$217
Plus:		
Corporate cost holiday/deferral(2)	14	14
Coal Logistics deferred revenue(3)	-	-
Less:		
Ongoing capex (SXCP share)	(12)	(12)
Replacement capex accrual	(8)	(8)
Cash interest accrual	(53)	(49)
Cash tax accrual(4)	(1)	(1)
Distributable cash flow	$147	$161

(1) Adjusted EBITDA attributable to noncontrolling interest represents SXC's 2% interest in Haverhill, Middletown and Granite City cokemaking facilities.

(2) Represents SXC corporate cost reimbursement holiday/deferral for Q1 and Q2 2016. Actual capital allocation and distribution decisions to be made quarterly.

(3) Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Distributable Cash Flow as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract.

(4) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

SXCP Q2 2016 Earnings Call

18

2015 and 2016E CapEx

100% Basis

($ in millions) 2015 2016E

Ongoing $21 $12 Environmental Project(1) 21 $5

Total CapEx $42 $17

Coal Logistics: Ship loader (pre-funded) $5 $12

(1) 2015 Environmental Remediation cost at Haverhill (~$18 million) and Granite City (~$3 million). These amounts have been pre-funded from dropdown proceeds.

SXCP Q2 2016 Earnings Call